UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 27, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 27, 2026, Nauticus Robotics Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”). This Amendment to Form 8-K is being filed to add the disclosure under Item 5.02 regarding approval of the amendment to the Company’s 2022 Omnibus Incentive Plan (the “Plan”) to increase the number of available shares to 6,000,000. In connection with such clarification, the additional Item 5.02 is disclosed in its entirety under Item 5.02 herein.

Except as set forth herein, the reminder of the Original Form 8-K remains unchanged. This Amendment should be read together with the Original Form 8-K.

Item 5.02    Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2026, at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company, the Company’s shareholders approved, among other things, the amendment to the Plan to increase the number of shares available for issuance under the plan to 6,000,000 shares. The amendment to the Plan was previously approved by the Company’s Board of Directors, subject to shareholder approval at the Annual Meeting. The amendment to the Plan became effective on May 27, 2026, immediately following the Annual Meeting.

A detail summary of the Plan, as amended, can be found on pages 30-35 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026, which description is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Nauticus Robotics, Inc. 2022 Omnibus Incentive Plan, as amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael Ferrier
		Name:	Michael Ferrier
		Title:	General Counsel